Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure Of Income Expense From Investments [Abstract]
Disclosure of detailed information about other gain loss from investments [text block]	Other gain (loss) from investments
(€ million)	2018	2017	2016
Dividends	231	205	143
Net gain (loss) on disposals	22	163	(14)
Other net income (expense)	910	(33)	(183)
	1,163	335	(54)